SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event  reported)  January 22, 2002 (January 22,
2002)




                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


Oklahoma                         1-13726                  73-1395733
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
  of incorporation)                                             No.)


        6100 North Western Avenue, Oklahoma City, Oklahoma 73118
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              (Address of principal executive offices) (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)













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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on January 22, 2002 declaring a quarterly cash dividend on its preferred stock. A copy of the press release is filed with this Form 8-K as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)     Exhibits.  The following exhibit is filed herewith:

            99.   Press Release issued by the Registrant on January 22, 2002.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CHESAPEAKE ENERGY CORPORATION



                                        By: /s/ Aubrey K. McClendon
                                            --------------------------------
                                                    Aubrey K. McClendon
                                                Chairman of the Board and
                                                 Chief Executive Officer

Dated:  January 22, 2002


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                                                 N e w s R e l e a s e


                                                 Chesapeake Energy Corporation
                                                 P. O. Box 18496
                                                 Oklahoma City, OK 73154

FOR IMMEDIATE RELEASE
JANUARY 22, 2002

                                    CONTACTS:
           MARC ROWLAND                                    TOM PRICE, JR.
     EXECUTIVE VICE PRESIDENT                         SENIOR VICE PRESIDENT
   AND CHIEF FINANCIAL  OFFICER                       CORPORATE DEVELOPMENT
          (405) 879-9232                                 (405) 879-9257
------------------------------------------------------------ -------------------


                     CHESAPEAKE ENERGY CORPORATION DECLARES
                 QUARTERLY CASH DIVIDEND ON ITS PREFERRED STOCK

OKLAHOMA CITY, OKLAHOMA, JANUARY 22, 2002 - Chesapeake Energy Corporation (NYSE:CHK) today announced that its Board of Directors has declared a quarterly cash dividend on Chesapeake's 6.75% Cumulative Convertible Preferred Stock, par value $.01. The dividend for the preferred stock is payable on February 15, 2002 to shareholders of record on February 1, 2002 at the rate of $0.8625 per share for this period. Chesapeake has 3.0 million shares of preferred stock outstanding with a liquidation value of $150 million.

Chesapeake Energy Corporation is one of the 10 largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States. The company's Internet address is www.chkenergy.com.

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